Financial Expense	6 Months Ended
Jun. 30, 2025
Financial Expense
Financial Expense

27.Financial expense

	For the three months ended		For the six months ended
	June 30,		June 30,
(in EUR 000)	2025	2024	2025	2024
Fair value adjustment foreign currency swaps and forwards	—	(24)	—	288
Recoverable cash advances, Accretion of interest	269	259	539	519
Interest and bank charges	373	57	761	120
Interest on lease liabilities	35	36	71	74
Exchange differences	2,772	1,115	6,141	1,435
Other	(112)	2	67	—
Total financial expense	3,337	1,445	7,579	2,436

The financial expenses increased from €2.4 million for the six - month period ended June 30, 2024 to €7.6 million for the six - month period ended June 30, 2025 mainly due to an increase in exchange differences.

The exchange losses amounting to €6.1 million for the six - month period ended June 30, 2025 mainly relate to the revaluation of both the Company’s USD cash balance and USD financial assets:

Nyxoah holds both EUR and USD balances, each used to settle expenses in their respective currencies.

While Nyxoah does hedge a few transactions using swap contracts, the Company does not apply hedge accounting. The swap instruments are short-term and mainly used to manage transactional exposures in GBP, ILS, and CHF. Although GBP sales are expected to cover GBP costs going forward, some contracts have been used to address short-term needs. In addition, a few swaps were used to neutralize the currency impact of our USD-denominated T-bills, which were purchased using EUR balances for convenience, in line with the portfolio allocation approved by the board.

The main contributor to the currency loss is explained by the fact that Nyxoah consolidates in EUR, but the majority of the cash is held in USD to cover future USD expenses. As a result, the recent appreciation of the euro, approximately 12.81% between January 1 and June 30, 2025, has led to a significant unrealized FX loss upon translation of USD cash during consolidation.

More information on the fair value adjustment foreign currency swaps and forwards can be found in note 23.

The discounting impact of the recoverable cash advances is further detailed in note 18 above.

The increase in interest and bank charges for the three month period ended June 30, 2025 can be explained by the interest charge on the EIB financial debt.